Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Russell Cameron, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Genesis Financial, Inc. on Form 10-K for the period ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Genesis Financial, Inc.

	By:	/s/ Russell Cameron
Date: August 13, 2020	Name:	Russell Cameron
	Title:	Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer) (Principal Financial and Accounting Officer)